UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2011 (August 10, 2011)

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 15, 2011, WellPoint, Inc. (the “Company”) closed its sale of $400,0000,000 initial aggregate principal amount of its 2.375% Notes due 2017 (the “2017 Notes”) and $700,000,000 initial aggregate principal amount of its 3.700% Notes due 2021 (the “2021 Notes” and, together with the 2017 Notes, the “Notes”) pursuant to an Underwriting Agreement, dated August 10, 2011 (the “Underwriting Agreement”), among the Company and Citigroup Global Markets Inc. and UBS Securities LLC, and the related Terms Agreement, dated August 10, 2011 (the “Terms Agreement”), among the Company and Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named in the Terms Agreement (the “Underwriters”). The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a registration statement on Form S-3 (File No. 156098) previously filed with the Securities and Exchange Commission under the Act.

The aggregate net proceeds received by the Company from the sale of the Notes were approximately $1,088,133,000 after deducting the underwriting discount and offering expenses. The Company intends to use the net proceeds of the offering for working capital and for general corporate purposes, including, but not limited to, repayment of short-term and long-term debt. Assuming the Company’s pending acquisition of CareMore Health Group is consummated, the Company may use a portion of the net proceeds to fund some or all of the purchase price of such acquisition. The Indenture, defined below, does not prohibit or limit the incurrence of indebtedness and other liabilities by the Company or its subsidiaries.

The Notes were issued pursuant to an Indenture, dated as of January 10, 2006 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”). Interest on the Notes is payable semi-annually on February 15 and August 15 of each year, commencing on February 15, 2012. Each interest payment will be made to the persons who are registered holders of the notes on the immediately preceding February 1 and August 1, respectively.

The Notes may be declared immediately due and payable by the Trustee or the holders of 25% of the principal amount of the Notes of the affected series if an event of default occurs under the Indenture and has not been cured. An event of default generally means that the Company (1) fails to pay the principal or any premium on a Note on its due date, (2) does not pay interest on a Note within 30 days of its due date, (3) remains in breach of any other term of the Indenture for 60 days after its receipt of written notice of such failure or (4) files for bankruptcy or certain other events in bankruptcy, insolvency or reorganization occurs.

The 2017 Notes will mature on February 15, 2017, and the 2021 Notes will mature on August 15, 2021. However, the Company, at its option, may redeem the 2017 Notes and the 2021 Notes, in each case, in whole at any time or in part from time to time, at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the remaining scheduled payments of principal and interest on the applicable Notes being redeemed (not including any portion of the payments of interest accrued as of the date of redemption) discounted to its present value, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, as defined in the Indenture, plus 25 basis points in the case of the 2017 Notes and 30 basis points in the case of the 2021 Notes, plus, in each case, accrued and unpaid interest thereon to the date of redemption. In addition, the Company will have the right to redeem the 2021 Notes on or after May 15, 2021 (three months prior to their maturity date), in whole at any time, or in part from time to time, at its option, on at least 30 days’ but no more than 60 days’ prior written notice mailed to the registered holders of the 2021 Notes to be redeemed, at a redemption price equal to 100% of the aggregate principal amount of the 2021 Notes being redeemed plus accrued and unpaid interest to the date of redemption.

Unless the Company has exercised its right to redeem the 2017 Notes and 2021 Notes in full as described in the preceding paragraph, upon the occurrence of both (i) a change of control of the Company and (2) a downgrade of the Notes below an investment grade rating by each of Moody’s Investors Services Inc., Standard & Poor’s Ratings Services and Fitch Ratings Inc. within a specified period, it will be required to make an offer to purchase all of the 2017 Notes and the 2021 Notes at a price equal to 101% of the principal amount of the 2017 Notes and 2021 Notes, respectively, plus any accrued and unpaid interest to the date of repurchase.

The Underwriters and certain of their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions. Affiliates of Citgroup Global Markets Inc. and UBS Securities LLC are participants in the Company’s revolving credit agreement; and affiliates of the other Underwriters are participants in the Company’s revolving credit agreement.

The foregoing description of the issuance and sale does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is incorporated by reference hereto as Exhibit 1.1, and the Indenture, which is incorporated by reference hereto as Exhibit 4.1.

Item 8.01.	Other Events.

The computation of the Ratio of Earnings to Fixed Charges is attached as Exhibit 12.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of August 10, 2011, among WellPoint, Inc., Citigroup Global Markets Inc. and UBS Securities LLC.

4.1	Indenture, dated as of January 10, 2006, between WellPoint, Inc. and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.) (filed as Exhibit 4.1 to WellPoint, Inc.’s Form 8-K dated January 10, 2006, and incorporated herein by reference).

4.2	Form of the 2.375% Notes due 2017.

4.3	Form of the 3.700% Notes due 2021.

5.1	Opinion of White & Case LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2011

WELLPOINT, INC.

By:	/S/ JOHN CANNON
Name:	John Cannon
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Public Affairs Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of August 10, 2011, among WellPoint, Inc., Citigroup Global Markets Inc. and UBS Securities LLC.

4.1	Indenture, dated as of January 10, 2006, between WellPoint, Inc. and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.) (filed as Exhibit 4.1 to WellPoint, Inc.’s Form 8-K dated January 10, 2006, and incorporated herein by reference).

4.2	Form of the 2.375% Notes due 2017.

4.3	Form of the 3.700% Notes due 2021.

5.1	Opinion of White & Case LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.